Exhibit 99.2

NABORS INDUSTRIES LTD. April 28, 2022 1Q 2022 Earnings Presentation

NABORS.COM We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • actual and potential political or economic instability, civil disturbance, war or acts of terrorism involving any of the countries in which we do business • the Covid-19 pandemic and its impact on oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities; 2 Forward Looking Statements • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of adjusted EBITDA to net income (loss), net debt to total debt, and adjusted margin to operating income (loss), which are their nearest comparable GAAP financial measures, are provided in the Appendix at the end of this presentation.

NABORS.COM 3 3/31/2022 Rig Utilization and Availability RIG FLEET(1)(2) 330 RIGS ON REVENUE(1) 162 UTILIZATION AT 3/31/2022 49% TOTAL U.S. OFFSHORE 12 3 25% 16 4 25% ALASKA INTERNATIONAL 133 73 55% 111 86 77% U.S. LOWER-48 HIGH SPEC(2) (1) As of March 31, 2022 (2) Excludes non-high spec rigs in the Lower 48 (3) Excludes one operating non-high spec rig (3)

Recent Highlights

1Q 2022 adjusted EBITDA of $131M

Sequential improvements in U.S. Drilling and NDS

Resilience in International Drilling margins

Activity improving for U.S. Drilling

- Average rig count up by almost 10 rigs
- L48 high-spec utilization ~ 80%

Drilling Solutions growth in new products and L48 market penetration

- 1Q22 adjusted EBITDA of $20M, 2% growth vs 4Q'21
- Installs up 6% sequentially

Compared to 1Q'21
- Adjusted EBITDA increased 75%
- Adjusted gross margin percentage grew from 47% to 49%

Growing combined margin in the L48 businesses

- L48 Drilling adjusted gross margin per day increased by over $530 to nearly $7,700[(1)]
- L48 Drilling Solutions total adjusted gross margin up 10%

Improving liquidity and leverage

- Reduced net debt by $55M in 1Q'22
- $131M in warrant exercises in 1Q'22
- Executed a new revolving credit facility, expires in 2026

ESG Focus

- Environmental ISS score improved from 3 in 4Q'2021 to 2 in 1Q 2022, placing Nabors in the top 3 among our peers

Note: For adjusted EBITDA, adjusted gross margin and Net Debt see non-GAAP reconciliations in the Appendix

(1) Daily adjusted gross margin represents operating revenue less directed costs, divided by the total number of rig revenue days during the quarter. Rig revenue days represents the number of days the Company's rigs are contracted and performing under a contract during the period.

NABORS

NABORS.COM Performance excellence in the Lower-48 Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition Five Keys to Excellence 2 3 4 5 1

NABORS.COM 6 Improving revenue and margins on growing rig activity 1 Performance Excellence In The Lower-48 Scaling up in a Robust Market 0 10 20 30 40 50 60 70 80 90 4Q 1Q 2Q 3Q 4Q 1Q 2020 2021 2022 L48 Drilling Average Rig Count $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 4Q 1Q 2Q 3Q 4Q 1Q 2020 2021 2022 $ Millions L48 Drilling Revenue and Adjusted Gross Margin Operating Revenue Adjusted Gross Margin

NABORS.COM Performance excellence in the Lower-48 Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM -80% -60% -40% -20% 0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q Q4 Q1 2020 2021 2022 Change in Average Rig Counts(1) NBR International NBR Lower 48 Lower 48 Market $- $5,000 $10,000 $15,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q Q4 Q1 2020 2021 2022 International Adjusted Gross Margin per day 8 Results Bolstered by Strong International Margins and Rig Counts Resilience Leading to Growth in Our International Segment (1) NBR Lower 48 represents rigs generating revenue 2

NABORS.COM 9 Significant International Opportunity Resilience Leading to Growth in Our International Segment • 50 rigs over the next 10 years, awarded 5 rigs to-date • First deployment expected 2Q’22 • ~ $150M capital expense expected in 2022, internally funded by SANAD • 6-year initial contracts, full payout within 5 years, plus 4-year renewal at market • Rigs projected to yield adjusted EBITDA above the segment per capita average Embarking on Newbuild Program * These estimates are based on current market conditions and the projections are based on information received from third parties, which are subject to change. 2 65 70 75 80 85 1QA 2QF 3QF 4QF 1Q 2Q 3Q 4Q 2022 2023 F International Average Rig Count Potential Estimated* Growth from SANAD Alone

NABORS.COM Performance excellence in the Lower-48 Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM 11 Ground-Breaking and Scalable Technology for the Future Improving Outlook For Our Technology & Innovation PACE®-R801 Successfully completed its third pad for a supermajor in the Permian Basin Nabors PACE®-R801: Industry’s First Fully Automated Land Rig 1 Field performance on par with Nabors high- specification fleet 2 Fully robotic and controlled by one person; crew undertakes other value- added responsibilities 3 Fully isolates all personnel from the red zone 4 Robotics deliver consistent and repeatable performance 5 Currently deploying automation module on existing rig at a fraction of newbuild cost 3

NABORS.COM 20% 25% 30% 35% 40% 45% 50% 55% $- $10 $20 $30 $40 $50 $60 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 NDS Revenue & Adjusted Gross Margin Revenue Adjusted Gross Margin % Adjusted Gross Margin 12 NDS Capitalizing on Growing Rig Count and Higher Penetration Improving Outlook For Our Technology & Innovation Revenue Up 85% Adjusted GM Up 131% Expanding our high-value / high-margin low-capital technology services “Nabors currently realizing what they dreamed the future should look like (digitization, etc.)…the collaborative approach in developing new technologies has truncated traditional timelines that have allowed us to surpass our peers into consistent Top Quartile performance.” Bakken customer December 2021 3

NABORS.COM 13 Customer Adoption Fueling Rapid NDS Footprint Expansion Improving Outlook For Our Technology & Innovation 0 20 40 60 80 100 120 140 160 180 ROCKit REVit SmartDRILL U.S. Performance Software Installs 2020 3Q 2020 4Q 2021 1Q 2021 2Q 2021 3Q 2021 4Q 2022 1Q 35 45 52 58 64 71 95 0 10 20 30 40 50 60 70 80 90 100 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2020 2021 2022 U.S. RigCLOUD® Services Installs Nabors 3rd Party NDS technology consistently adds value on both Nabors’ and Third-party rigs ® ™ ® 3

NABORS.COM 0 200 400 600 800 1000 1200 1400 1600 1800 Q2'17 Q4'17 Q2'18 Q4'18 Q2'19 Q4'19 Q2'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Cumulative Number of Wells Drilled 14 Smart SuiteTM Growth Trajectory Validates Customer Acceptance Improving Outlook For Our Technology & Innovation • 100% Customer Retention Rate* • 1,500+ Wells Drilled • International Deployment in KSA SmartDRILLTM Automation Commercialization SmartNAVTM & SmartSLIDETM Solutions Commercialization Third-Party SmartDRILLTM Deployment *The number of active users at Q1’22 quarter-end continuing use of the service divided by the total number of active users at the beginning of the quarter 3

NABORS.COM Performance excellence in the Lower-48 Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2018 2019 2020 2021 2022 Billions Net Debt 16 Significant Headway toward Financial Goals Progress on Our Commitment to Delever 4 $1.65B Net Debt reduction from previous high in 1Q 2018 $1.65B Note: Net Debt see non-GAAP reconciliations in the Appendix

NABORS.COM 84 177 745 558 700 390 $0 $200 $400 $600 $800 $1,000 2022 2023 2024 2025 2026 2027 2028 Million Notes Outstanding 17 Debt Maturity Profile as of 3/31/22 Progress on Our Commitment to Delever In 1Q 2022: • Reduced the face value of outstanding notes by $208 million • Warrant exercises resulted in $131 million of the $208 million total reduction • Signed new $350 million credit facility due in 2026, undrawn on 3/31/2022 (1) 4 (1) Face value of debt outstanding

NABORS.COM Performance excellence in the Lower-48 Resilience leading to growth in our International segment Technology & innovation rapidly taking hold in the market Progress on our commitment to de-lever Leading in Sustainability and the Energy Transition 2 3 4 5 1 Five Keys to Excellence

NABORS.COM Expanding the implementation of solutions on third-party rigs Energy Efficiency & Emission Reduction Technologies Geothermal Development Leveraging IP to create products applicable beyond the rigs, including carbon capture technologies Expansion Beyond Oil & Gas Further differentiating Nabors rigs Developing verticals on identified hydrogen, fuel efficiency and energy storage applications Providing expertise in drilling and engineering services & solutions Adding to the long-term power solution – creating Geothermal 2.0 19 Moving Forward on the Energy Transition Leading in the Sustainability and Energy Transition 5

NABORS.COM 20 Leading in the Sustainability and Energy Transition • Advanced control system optimizes the efficiency of fuel consumption • Deploying energy storage systems on multiple rigs • Introducing innovative fuel enhancer to reduce fuel consumption and GHG emissions • Achieved approximately a 10% reduction in carbon emissions intensity in the Lower 48 in 2021 Operating rigs with the environment as a stakeholder Investing in carbon capture, emissions monitoring/reduction, energy storage and power management technologies Dedicated to improving the environmental footprint of OFS 5 Growing Commitment to Operational and Environmental Stewardship PowerTAP™ highline power transformer module

NABORS.COM Geothermal Market Technology Advancements Ubiquitous Ability to create heat reservoirs by drilling into deep, hard rock Technological advancements are enabling wide-scale commercial geothermal development Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable The heat is continuously replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years 21 Leading in the Sustainability and Energy Transition 5

NABORS.COM Appendix 22

NABORS.COM 23 Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below. Three Months Ended March 31, December 31, March 31, 2021 2021 2022 Net income (loss) ($128,310) ($109,263) ($174,668) (Income) loss from discontinued operations, net of tax ($19) ($13) $0 Income (loss) from continuing operations, net of tax ($128,329) ($109,276) ($174,668) Income tax expense (benefit) $9,725 $18,393 $13,671 Income (loss) from continuing operations before income taxes ($118,604) ($90,883) ($160,997) Investment (income) loss (1,263) (156) (163) Interest Expense 42,975 44,570 46,910 Other, net 7,346 10,170 80,401 Adjusted Operating Income (loss) (69,546) (36,299) (33,849) Depreciation and Amortization 177,276 167,955 164,359 Adjusted EBITDA $107,730 $131,656 $130,510 (In Thousands)

NABORS.COM Three Months Ended March 31, December 31, March 31, 2021 2021 2022 Lower 48 - U.S. - Drilling Adjusted operating income (31,022) $ (25,474) $ (14,596) $ Plus: General and administrative costs 4,279 4,610 4,447 Plus: Research and engineering 644 1,064 1,638 GAAP Gross Margin (26,099) (19,800) (8,511) Plus: Depreciation and amortization 68,921 68,994 66,243 Adjusted gross margin 42,822 $ 49,194 $ 57,732 $ Other - U.S. - Drilling Adjusted operating income 7,686 $ 12,887 $ 8,745 $ Plus: General and administrative costs 525 515 383 Plus: Research and engineering 83 105 132 GAAP Gross Margin 8,294 13,507 9,260 Plus: Depreciation and amortization 13,201 12,842 13,873 Adjusted gross margin 21,495 $ 26,349 $ 23,133 $ U.S. - Drilling Adjusted operating income (23,336) $ (12,587) $ (5,851) $ Plus: General and administrative costs 4,804 5,125 4,830 Plus: Research and engineering 727 1,169 1,770 GAAP Gross Margin (17,805) (6,293) 749 Plus: Depreciation and amortization 82,122 81,836 80,116 Adjusted gross margin 64,317 $ 75,543 $ 80,865 $ (In Thousands) 24 Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income Adjusted gross margin by segment represents Adjusted operating income (loss) plus General and administrative costs, Research and engineering costs and Depreciation and amortization.

NABORS.COM 25 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. March 31, December 31, March 31, 2021 2021 2022 Long-Term Debt $2,898,879 $3,262,795 $2,610,092 Current Debt - - - Total Debt $2,898,879 $3,262,795 $2,610,092 Cash & Short-term Investments $417,561 $991,488 $394,039 Net Debt $2,481,318 $2,271,307 $2,216,053 (In Thousands)

Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment

Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization..

(In Thousands)	Three Months Ended March 31, 2022						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ (5,851)	$ (19)	$ (6,327)	$ 14,709	$ (2,751)	$ (33,610)	$ (33,849)
Depreciation and amortization	80,116	-	77,575	5,291	1,707	(330)	164,359
Adjusted EBITDA	$ 74,265	$ (19)	$ 71,248	$ 20,000	$ (1,044)	$ (33,940)	$ 130,510

(In Thousands)	Three Months Ended March 31, 2021						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ (23,336)	$ 3,907	$ (18,632)	$ 4,710	$ (2,569)	$ (33,626)	$ (69,546)
Depreciation and amortization	82,122	5,752	81,243	6,748	2,036	(624)	177,276
Adjusted EBITDA	$ 58,786	$ 9,659	$ 62,611	$ 11,458	$ (533)	$ (34,250)	$ 107,730

(In Thousands)	Three Months Ended December 31, 2021						
	U.S. Drilling	Canada Drilling	International Drilling	Drilling Solutions	Rig Technologies	Other reconciling items	Total
Adjusted operating income (loss)	$ (12,587)	$ 223	$ (5,749)	$ 12,930	$ 1,493	$ (32,609)	$ (36,299)
Depreciation and amortization	81,836	-	78,917	6,629	2,349	(1,776)	167,955
Adjusted EBITDA	$ 69,249	$ 223	$ 73,168	$ 19,559	$ 3,842	$ (34,385)	$ 131,656

NABORS

NABORS.COM 26

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @naborsglobal Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com